Exhibit 99.1

United States Commodity Funds LLC

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Contents

Page

Report of Independent Registered Public Accounting Firm	F - 1

Statements of Financial Condition	F - 2

Notes to Statements of Financial Condition	F - 3

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Member of
United States Commodity Funds LLC

Opinion on the Financial Statements

We have audited the accompanying statements of financial condition of United States Commodity Funds LLC (the “Company”) as of December 31, 2019 and 2018, and the related notes to these financial statements (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BPM LLP

We have served as the Company’s auditor since 2015.

San Francisco, California
March 20, 2020

United States Commodity Funds LLC

Statements of Financial Condition

December 31, 2019 and 2018

____________

	2019	2018
ASSETS

Current assets:
Cash and cash equivalents	$648,123	$4,558,556
Investments	3,034,990	644,325
Management fees receivable - related party	927,821	1,215,464
Income taxes receivable	427,514	6,576
Other current assets	247,586	137,854

Total current assets	5,286,034	6,562,775

Deferred tax assets, net	547,890	530,349
Operating lease right-of-use asset	516,990	-
Other assets	13,455	13,455

Total assets	$6,364,369	$7,106,579

LIABILITIES AND MEMBER'S EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$860,487	$1,365,849
Expense waivers payable - related party	288,119	388,995
Current portion operating lease liability	145,325	-

Total current liabilities	1,293,931	1,754,844

Long-term portion operating lease liability	409,549	-

Commitments and contingencies (Note 5)

Member's equity	4,660,889	5,351,735

Total liabilities and member's equity	$6,364,369	$7,106,579

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

1.	Business

In May 2005, United States Commodity Funds, LLC (“USCF” or the “Company”), a wholly-owned subsidiary of Wainwright Holdings Inc. (“Wainwright”), was formed as a single member limited liability company in the State of Delaware. On December 9, 2016, Wainwright was acquired by Concierge Technologies, Inc., (“Concierge” or “CNCG”), a public company currently traded on the OTC Markets QB Exchange with majority ownership held by two shareholders who also are majority owners of Wainwright. CNCG will continue to operate USCF as an independent wholly-owned subsidiary of Wainwright. USCF will also maintain its current independent and management director structure. USCF is a registered commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and a member of the National Futures Association (“NFA”) and serves as the General Partner (“General Partner”) for various limited partnerships (“LP”) as noted below.

The Company’s operating activities consist primarily of providing management services to eight active public funds.

The Company is currently the General Partner in the following Securities Act of 1933 LP commodity based index funds, and a Sponsor (“Sponsor”) for the fund series within the United States Commodity Index Funds Trust (“USCIF Trust”) and USCF Funds Trust:

USCF as General Partner for the following Funds:
United States Oil Fund, LP (“USO”)	Organized as a Delaware limited partnership in May 2005
United States Natural Gas Fund, LP (“UNG”)	Organized as a Delaware limited partnership in November 2006
United States Gasoline Fund, LP (“UGA”)	Organized as a Delaware limited partnership in April 2007
United States Diesel Heating Oil Fund, LP (“UHN”)	Organized as a Delaware limited partnership in April 2007, Liquidated September 12, 2018
United States 12 Month Oil Fund, LP (“USL”)	Organized as a Delaware limited partnership in June 2007
United States 12 Month Natural Gas Fund, LP (“UNL”)	Organized as a Delaware limited partnership in June 2007
United States Short Oil Fund, LP (“DNO”)	Organized as a Delaware limited partnership in June 2008; Liquidated September 12, 2018
United States Brent Oil Fund, LP (“BNO”)	Organized as a Delaware limited partnership in September 2009

USCF as fund Sponsor - each a series within the USCIF Trust:
United States Commodity Index Funds Trust (“USCIF Trust”)	A series trust formed in Delaware December 2009
United States Commodity Index Fund (“USCI”)	A commodity pool made public August 2010
United States Copper Index Fund (“CPER”)	A commodity pool made public November 2011
United States Agriculture Index Fund (“USAG”)	A commodity pool made public April 2012; Liquidated September 12, 2018

USCF as fund Sponsor - each a series within the USCF Funds Trust:
USCF Funds Trust	A series trust formed in Delaware March 2016
United States 3x Oil Fund (“USOU”)	A commodity pool made public July 2017; Liquidated December 18, 2019
United States 3x Short Oil Fund (“USOD”)	A commodity pool made public July 2017; Liquidated December 18, 2019

All USCF funds are collectively referred to as the “Funds” hereafter.

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

2.	Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying statements of financial condition of the Company have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. The Company places its cash with various high credit quality institutions. At times, the Company maintains cash deposits in excess of the United States Federal Deposit Insurance Corporation coverage of $250,000, but the Company does not expect any losses.

Management Fees Receivable – Related Party

Management fees receivable generally consist of one month of management fees which are collected in the month after they are earned. The Company is the General Partner or Sponsor of various Funds for which we earn a management fee.

Management closely monitors receivables and records an allowance for any balances that are determined to be uncollectible. As of December 31, 2019 and 2018, the Company considered all remaining accounts receivable to be fully collectible.

Investments

Management determines the appropriate classification of investments at the time of purchase based upon management’s intent with respect to such investments. Investments consist of equities, futures, and money market funds. Investments are classified as available-for-sale securities. The Company measures the investments at estimated fair value at period end with any changes in estimated fair value reflected as unrealized gains (losses) in the statement of operations. With respect to Accounting Standards Update (“ASU”) 2016-01, we reclassified net after-tax unrealized losses of $212,351 on equity securities as of January 1, 2018 from accumulated other comprehensive income to retained earnings. Beginning January 1, 2018 we are including unrealized gains and losses arising from the changes in the fair values of our equity securities as a component of investment gains and losses in the statement of operations.

The Company’s futures investment was liquidated March 2019 and related to its investment in commodity futures contracts entered into with an intermediary bank to offset risk borne by the Company’s affiliate entity, USCF Advisers LLC, which is a subsidiary of the Company’s parent, CNCG, through its investment in the USCF Commodity Strategy Fund, a series within in the USCF Mutual Funds Trust. The USCF Mutual Funds Trust was managed by the Company’s affiliate USCF Advisers LLC. The Company’s futures investment essentially protected against commodity price risk with respect to underlying positions held by the USCF Commodity Strategy Fund. Changes in fair market value were recorded to the Company’s statement of operations. See Note 3, Investments and Fair Value Measurements, for fair value disclosures.

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

2.	Summary of Significant Accounting Policies, continued

Revenue Recognition – Related Parties

The Company recognizes revenue under the Funds’ respective Limited Partnership Agreements, as amended from time to time (the “Limited Partnership Agreements”) and the Trust Agreements, as amended from time to time (the “Trust Agreement”). These Agreements provide for fees based upon a percentage of the daily average net asset value of the Funds. The Company is responsible for investing the assets of the Funds in accordance with the objectives and policies of the respective Funds. In addition, the Company has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds and is contractually obligated to pay for these services. The Funds are contractually obligated to pay the Company a management fee, which is paid monthly, based on the average daily net assets of the Funds.

USO pays a management fee of 0.45% (45 basis points) per annum on its average daily net assets. UNG pays a fee equal to 0.60% (60 basis points) per annum on average daily net assets of $1,000,000,000 or less and 0.50% (50 basis points) of average daily net assets that are greater than $1,000,000,000. USL and UGA each pay a fee of 0.60% (60 basis points) per annum on their average daily net assets. UNL and BNO each pay a fee of 0.75% (75 basis points) per annum on their average daily net assets. USCI pays a fee of 0.80% (80 basis points) per annum on its average daily net assets. CPER pays a fee of 0.65% (65 basis points) per annum on its average daily net assets. USOU and USOD each paid a fee of 0.95% (95 basis points) per annum on their average daily net assets prior to their liquidation on December 18, 2019. UHN, DNO and USAG each paid a fee of .60% (60 basis points), 0.60% (60 basis points), and 0.65% (65 basis points), respectively, per annum on their average daily net assets prior to their liquidation on September 12, 2018. The Company no longer earns management fees from Funds that have been liquidated.

Management fees are recognized in the period earned in accordance with the terms of their respective agreements. The Company has recognized revenue in accordance with Accounting Standards Codification 606 (“ASC 606"), Revenue from Contracts with Customers, since its effective date of January 1, 2018. Given the nature of our operations, the Company has not capitalized any costs to obtain or fulfill contracts as of December 31, 2019 or 2018. The Company’s revenue recognition subsequent to the adoption of ASC 606 is the same as the same as the Company’s revenue recognition under the Financial Accounting Standards Board’s guidance preceding this standard.

Expense Waivers

The Company has voluntarily agreed to pay certain expenses normally borne by UGA, UNL, BNO and CPER to the extent such expenses exceed 0.15% (15 basis points) of the respective fund’s average daily net assets, on an annualized basis. The Company has no obligation to continue such payments into subsequent periods. Expense waivers payable totaled $288,119 and $388,995 as of December 31, 2019 and 2018, respectively.

Fund Start-up Expenses

The Company expenses all startup expenses associated with the registration of each fund and the expense is charged to general and administrative expense. Fund startup expenses include costs relating to the initial registration of shares and include, but are not limited to, legal fees pertaining to the initial registration of shares, SEC and FINRA registration fees, initial fees to be listed on an exchange, and other similar costs.

The Funds pay for all brokerage fees, taxes and other expenses, including registration or other fees paid to the SEC, the Financial Industry Regulatory Authority (“FINRA”) formerly the National Association of Securities Dealers, or any other regulatory agency in connection with the offer and sale of subsequent shares after their initial registration and all legal, accounting, printing, and other expenses associated therewith.

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

2.	Summary of Significant Accounting Policies, continued

Fair Value Measurements

The Company’s short-term investments are carried at estimated fair value. In determining fair value, the Company follows the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement (“ASC 820”). Under ASC 820, the fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy based on the lowest level input that is significant to the fair value measurement in its entirety:

Level 1 – Quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities, without adjustment.

Level 2 – Quoted prices in markets that are not considered to be active for identical or similar assets or liabilities, quoted prices in active markets of similar assets or liabilities, and inputs other than quoted prices that are observable or can be corroborated by observable market data.

Level 3 – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment.

Short-term investments are valued at the closing price reported on the active market on which the individual securities are traded.

Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company now files a federal consolidated income tax return with entities not included on these financials, previously the Company filed its own stand-alone tax returns. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The tax provision is prepared as if the Company filed its own stand-alone tax returns. The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases, valuation of net operating losses and tax credit carryforwards, if any.

Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. If necessary, a valuation allowance is recorded to reduce the carrying amounts of deferred tax assets until it is more likely than not that such assets will be realized.

The Company provides for uncertain tax positions using guidance which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of the accounting standard and in subsequent periods. In addition, the accounting standard provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

2.	Summary of Significant Accounting Policies, continued

Concentration of Credit Risk

Concentrations of management fees receivable as of December 31, 2019 and 2018 are as follows:

	December 31, 2019
Fund	Management Fees Receivable
USO	$467,895	51%
UNG	207,145	22%
USCI	142,699	15%
All Others	110,082	12%

Total	$927,821	100%

	December 31, 2018
Fund	Management Fees Receivable
USO	$583,979	48%
UNG	334,497	28%
USCI	180,633	15%
All Others	116,355	9%

Total	$1,215,464	100%

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases are classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement.

The Company adopted the new standard on July 1, 2019, the effective date for CNCG, using the modified retrospective method and the transition relief guidance provided by the FASB in ASU 2018-11, Leases (Topic 842): Targeted Improvements. Consequently, the Company did not update financial information or provide disclosures required under the new standard for dates and periods prior to July 1, 2019. The Company elected the package of practical expedients and did not reassess prior conclusions on whether contracts are or contain a lease, lease classification, and initial direct costs. In addition, the Company adopted the lessee practical expedient to combine lease and non-lease components for all asset classes and elected to not recognize ROU assets and lease liabilities for leases with a term of 12 months or less.

Adoption of the new standard resulted in the Company recording operating lease ROU assets and operating lease liabilities of $591,662 and $628,738 respectively, as of July 1, 2019. The ROU assets were recorded net of $37,076 in deferred rent adjustments that were previously recorded in accrued expenses as deferred rent on the statement of financial condition. The adoption of this standard did not result in any cumulative-effect adjustments to retained earnings.

Refer to Note 5 for additional disclosures over the Company’s leases.

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

Recent Accounting Pronouncements, continued

ASU 2016-01 reclassifies accumulated losses from changes in short-term investment valuations previously recorded in comprehensive income to retained earnings. ASU 2016-01 requires that unrealized gains and losses arising from changes in market values of our investments in equity securities be recorded in the statements of operations rather than in accumulated other comprehensive income (loss) on the balance sheet. Prior to January 1, 2018 investment gains and losses related to equity securities were reflected on the statements of comprehensive income.

A summary of the effects of the initial adoption of ASU 2016-01 on January 1, 2018, and ASU 2016-02 and ASC 842 on July 1, 2019 are as follows:

	January 1, 2018	July 1, 2019
	ASU 2016-01	ASU 2016-02
Increase (decrease):
Assets	$-	$591,662
Current portion lease liabilities	$-	$147,614
Long-term portion lease liabilities	$-	$481,124
Accumulated other comphrehensive loss	$(212,351)	$-
Retained earnings	$212,351	$-

No other recently issued accounting pronouncements are expected to have a material impact on the Company’s financial statements.

3.	Investments and Fair Value Measurements

Investments measured at estimated fair value consist of the following as of December 31, 2019 and 2018:

	December 31, 2019
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value
Money market funds	$3,034,104	$-	$-	$3,034,104
Futures	-	-	-	-
Other equities	1,421	-	(535)	886

Total short-term investments	$3,035,525	$-	$(535)	$3,034,990

	December 31, 2018
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
Money market funds	$176	$-	$-	$176
Futures	523,100	119,055	-	642,155
Other equities	3,421	-	(1,427)	1,994

Total short-term investments	$526,697	$119,055	$(1,427)	$644,325

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

Investments and Fair Value Measurements, continued

As of December 31, 2019 and 2018, the Company did not have any investments with gross unrealized losses greater than 12 months on a continuous basis.

The following tables summarize the valuation of the Company’s securities at December 31, 2019 and 2018 using the fair value hierarchy:

	December 31, 2019
	Total	Level 1	Level 2	Level 3
Money market funds	$3,034,104	$3,034,104	-	-
Futures	-	-	-	-
Other equities	886	886	-	-

Total	$3,034,990	$3,034,990	-	-

	December 31, 2018
	Total	Level 1	Level 2	Level 3
Money market funds	$176	$176	$-	-
Futures	642,155	-	642,155	-
Other equities	1,994	1,994	-	-

Total	$644,325	$2,170	$642,155	-

During the twelve months ended December 31, 2019 and 2018, there were no transfers between Level 1 and Level 2.

4.	Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) is included in member’s equity on the statements of financial condition. Changes in accumulated other comprehensive income (loss) are as follows:

Balance, December 31, 2017		$(212,351)
Other comprehensive income (loss) before reclassifications	-
Amounts reclassified from accumulated other comprehensive income (loss) to earnings effective January 1, 2018	212,351

Balance, December 31, 2018		-
Other comprehensive income (loss)	-

Balance, December 31, 2019		$-

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

5.            Commitments and Contingencies

Operating Leases

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use assets, accrued expenses, and long-term operating lease liabilities in the statements of financial condition. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease right-of-use assets and liabilities are recognized at the lease commencement date based on the present value of lease payments over the lease term. In determining the present value of lease payments, the Company uses its incremental borrowing rate based on the information available at the lease commencement date. The operating lease right-of-use assets also include any lease payments made at or before the commencement date and are reduced by any lease incentives received. The Company’s lease terms may include options to extend or not terminate the lease when it is reasonably certain that it will exercise any such options. For its lease, the Company concluded that it is not reasonably certain that any renewal options would be exercised, and, therefore, the amounts are not recognized as part of operating lease right-of-use assets nor operating lease liabilities.

Fixed lease expense payments are recognized on a straight-line basis over the lease term. Variable lease payments vary because of changes in facts or circumstances occurring after the commencement date, other than the passage of time. The Company’s operating lease agreement includes variable payments that are passed through by the landlord, such as insurance, taxes, and common area maintenance. Variable payments are deemed immaterial and are expensed as incurred.

The Company has one operating lease which is for it office space in Walnut Creek, California, which expires in December 2023. The Company does not have any finance leases.

Future minimum rental payments required under the operating lease, are as follows:

For the year ending December 31:
2020	$153,881
2021	158,314
2022	162,880
2023	167,583

Total minimum lease payments	642,658

Less: present value discount	(87,784)

Total operating lease liabilities	$554,874

The remaining lease term was approximately four years as of December 31, 2019 and a discount rate of 6.0% was used to determine the total operating lease liabilities.

Contingencies

From time to time, the Company is involved in legal proceedings arising mainly from the ordinary course of its business. In management’s opinion, the legal proceedings are not expected to have a material effect on the Company’s financial position or results of operations.

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

6.            Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company files a federal consolidated income tax return with entities not included on these financials. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. In connection with filing a consolidated federal income tax return, the Company has recorded federal income tax expense and deferred tax assets at the legal entity level as if it was filing its own stand-alone taxes. The Company presents its tax positions on a net basis on its statements of financial condition. The Company has recorded a net tax receivable of $427,514 and $6,576 as of December 31, 2019 and 2018, respectively, related to anticipated net refunds on previously filed tax returns.

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets as of December 31, 2019 and 2018 are as follows:

	2019	2018
Deferred tax assets:
Fund start-up costs	$440,583	$462,325
Accruals, reserves and other	107,307	68,024

Gross deferred tax assets	547,890	530,349
Less valuation allowance	-	-

Total deferred tax assets	$547,890	$530,349

The majority of the deferred tax assets relate to startup costs associated with the organization and registration of the Funds for which the Company is a general partner and having paid such costs.

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which is uncertain. Based upon available objective evidence, management believes it is more likely than not that the net deferred tax assets will be fully realizable. Accordingly, the full amount of the valuation allowance has been released during 2018.

The Company is subject to income taxes in the U.S. federal jurisdiction and various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years 2015 through 2019 will remain open for examination by the federal and state authorities for three and four years, respectively. As of December 31, 2019, there were no active taxing authority examinations.

The Company had unrecognized tax benefits (“UTBs”) of approximately $15,000 for both years ended December 31, 2019 and 2018. The Company will recognize interest and penalties, when they occur, related to uncertain tax provisions as a component of tax expense. There is no interest or penalties to be recognized for the years ended December 31, 2019 and 2018. The Company does not expect its UTBs to change significantly over the next 12 months.

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2019 and 2018

7.            Related Party Transactions

Management fees receivable, totaling $927,821 and $1,215,464 as of December 31, 2019 and 2018, respectively, were owed from the Funds, which are considered related parties. Waivers payable, totaling $288,119 and $388,995 as of December 31, 2019 and 2018, respectively, were owed to these related parties.

The Company made dividend distributions of $2,300,000 to its member Wainwright during the years ended December 31, 2019 and 2018.

The Company files a federal consolidated income tax return with entities not included on these financials. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The Company’s taxes are computed as if it files on a stand-alone basis (see Note 6).

8.            Subsequent Events

The Company evaluated subsequent events for recognition and disclosure through March 20, 2020, the date the statements of financial condition were issued or filed. Nothing has occurred outside normal operations since that required recognition or disclosure in these statements of financial condition.